EX - 28.o

THE DFA INVESTMENT TRUST COMPANY
POWER OF ATTORNEY

The undersigned officers and trustees of THE DFA INVESTMENT TRUST COMPANY (the "Trust") hereby appoint DAVID G. BOOTH, GREGORY K. HINKLE, CATHERINE L. NEWELL, VALERIE A. BROWN, JEFF J. JEON, and CAROLYN L. O (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents referred to below, relating to (i) the Trust's registration statement on Form N-1A under the Investment Company Act of 1940 (the “1940 Act”), including any and all amendments thereto, covering the registration of the Trust as an investment company and the sale of shares by the Trust, and (ii) a registration statement on Form N-1A under the Securities Act of 1933 and/or the 1940 Act, including any and all amendments thereto, covering the registration of any registered investment company for which a series of the Trust serves as a master fund in a master fund-feeder fund structure, including, with reference to (i) and (ii), all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings.  Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The  undersigned  officers  and  trustees  hereby  execute  this  Power  of Attorney as of this 30th day of June, 2016.

/s/ David G. Booth
David G. Booth, Chairman, Co-Chief
Executive Officer, President, and Trustee

 /s/ George M. Constantinides
George M. Constantinides, Trustee

/s/ John P. Gould
John P. Gould, Trustee

/s/ Roger G. Ibbotson
Roger G. Ibbotson, Trustee

/s/ Edward P. Lazear
Edward P. Lazear, Trustee

/s/ Eduardo A. Repetto
Eduardo A. Repetto, Co-Chief Executive Officer, Co-Chief Investment Officer, and Trustee

/s/ Gregory K. Hinkle
Gregory K. Hinkle, Vice President, interim Chief Financial Officer, interim Treasurer, and Controller

/s/ Myron S. Scholes
Myron S. Scholes, Trustee

/s/ Abbie J. Smith
Abbie J. Smith, Trustee